UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2012

Arrowhead Research Corporation

(Exact name of registrant as specified in its charter)

0-21898

(Commission File Number)

Delaware	46-0408024
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

225 South Lake Avenue, Suite 300, Pasadena, CA 91101

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (626) 304-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On August 10, 2012, Arrowhead Research Corporation (the “Company”) entered into securities purchase agreements (“Securities Purchase Agreements”) severally and not jointly, with institutional and individual investors pursuant to which the Company agreed to sell 2,260,870 shares of the Company’s common stock, $0.001 par value per share, (“Common Stock”) and warrants to purchase 1,695,652 shares of Common Stock for gross proceeds totaling approximately $6.24 million (the “Offering”). Each warrant has an exercise price of $3.25 per share and will be exercisable during the period commencing six months after the date of issuance and ending four years from the date of issuance.

On August 9, 2012, the Company entered into a placement agent agreement with Rodman & Renshaw, LLC in which they agreed to serve as placement agent in the Offering.

The Offering is expected to close, subject to customary closing conditions, on or about August 16, 2012, or on such later date as the Company and the investors may agree, subject to customary closing conditions.

Copies of the placement agent agreement, form of Securities Purchase Agreement and form of warrant and are attached hereto as Exhibits 1.1, 99.1, and 4.1, respectively, and are incorporated herein by reference. The foregoing descriptions of the form of Securities Purchase Agreement and form of warrant do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto, which are incorporated by reference.

The Offering is being made and the Common Stock and warrants are being sold pursuant to a prospectus supplement which will be filed with the Securities and Exchange Commission within the time period required by Rule 424(b) of the Securities Act of 1933 in connection with a shelf takedown from the Company’s shelf registration statement on Form S-3 (File No. 333-176159).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Placement Agent Agreement, dated August 9, 2012 by and between the Company and Rodman & Renshaw, LLC.

Exhibit 4.1	Form of Common Stock Warrant

Exhibit 5.1	Opinion of Ropes & Gray LLP

Exhibit 23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

Exhibit 99.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 13, 2012

ARROWHEAD RESEARCH CORPORATION

By:	/s/ Kenneth Myszkowski
Kenneth Myszkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Placement Agent Agreement, dated August 9, 2012 by and between the Company and Rodman & Renshaw, LLC.

Exhibit 4.1	Form of Common Stock Warrant

Exhibit 5.1	Opinion of Ropes & Gray LLP

Exhibit 23.1	Consent of Ropes & Gray LLP (contained in Exhibit 5.1 above)

Exhibit 99.1	Form of Securities Purchase Agreement